UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report   (Date of earliest event reported)        November 11, 2004

RENT-WAY, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

0-22026                                           25-1407782

(Commission File Number)                          (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania                                         16505

(Address of Principal Executive Offices)                                                                      (Zip Code)

(814) 455-5378

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

        On November 11, 2004, Rent-Way, Inc. issued a press release announcing additional store openings. The release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(c)     Exhibits:

         99.1 Press release dated November 11, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Date:	November 15, 2004
By:	/s/ William A. McDonnell
Name:	William A. McDonnell
Title:	Vice President & CFO

EXHIBIT INDEX

Exhibit Number           Description

99.1                                           Press Release dated November 11, 2004.